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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 March 25, 2004


                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                   N/A
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

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

Item 12. Announcement of TSX Delisting on March 31, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[March 25, 2004]                              By: /s/ David Russell
                                                  -------------------------
                                                  David Russell

         Ultra to Voluntarily Delist From Toronto Stock Exchange 'TSX'

    HOUSTON, March 25 /PRNewswire-FirstCall/ -- Ultra Petroleum Corp.
(Amex: UPL; Toronto: UP) today announced that as of the close of business on March 31, 2004 the Toronto Stock Exchange (TSX) accepted Ultra's request to voluntarily delist all its common shares from trading on the TSX. The primary reason for delisting is that trading activity for Ultra on the TSX has dropped to the point where on average 98% of trading now takes place on the American Stock Exchange (AMEX). Due to low trading volumes on the TSX, Ultra was removed from the S&P/TSX Composite Index in September 2003. Also, listing fees on the TSX have increased to $69,550 CDN, while listing fees on AMEX remain $30,000 U.S. Therefore, it was decided that in the best interest of Ultra and its shareholders it was prudent to delist from the TSX and continue trading on the AMEX under the symbol UPL.

    Ultra remains a Canadian company incorporated in the Yukon Territories. All Canadian investors should confirm with their accountants and/or investment specialists as to any impact the delisting has regarding Canadian RRSP investment portfolios.

    "We appreciate the efforts of the TSX in helping us build Ultra to where we are today. However, with 98% of our trading activity now on the AMEX, we decided it was time to remove ourselves from that relationship and continue with our U.S. listing only. We greatly appreciate our Canadian shareholders and would hope they will continue with us as we move to the future with the impressive growth we have enjoyed thus far. We still have a long way to go and new growth targets already in sight. Again, the Toronto Stock Exchange has been a very cooperative and professional organization to work with and we thank them for all their years of support," stated Michael D. Watford, Chairman, President and Chief Executive Officer.


    Ultra Petroleum is an independent, exploration and production company focused on developing its long life natural gas reserves in the Green River Basin of Wyoming, and oil reserves in Bohai Bay, offshore China. Ultra is listed on the American Stock Exchange under the ticker "UPL" and on the Toronto Stock Exchange under the ticker "UP" with 74,763,268 shares outstanding as of the date of this release.

    This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's businesses are set forth in their filings with the Securities and Exchange Commission. Full details regarding the selected financial information provided above will be available in the Company's annual report and in the Annual Information form to be filed under the cover of Form 10-K.



SOURCE  Ultra Petroleum
    -0-                             03/25/2004
    /CONTACT: David Russell, Investor Relations of Ultra Petroleum, +1-281-876-0120, ext. 302/
    /Photo:  NewsCom: http://www.newscom.com/cgi-bin/prnh/20020226/DATU029LOGO
             AP Archive:  http://photoarchive.ap.org
             PRN Photo Desk, photodesk@prnewswire.com /
    /Web site:  http://www.ultrapetroleum.com /
    (UPL UP.)

CO:  Ultra Petroleum
ST:  Texas, Ontario
IN:  OIL
SU: